10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Multi-Sector Income Fund

Security
CMS Energy Corp 6.55% Senior Notes due 2017

Transaction
 Date
7/17/07

Cost
"$1,850,000"

Offering Purchase
0.74%

Broker
Deutsche Bank Securities

Underwriting
Syndicate
Members
Barclays Capital
Citigroup
JPMorgan
Wachovia Securities


Fund
Multi-Sector Income Fund
Security
Universal Hospital Services 8 1/2 Sr. Secured PIK Toggle Nts 2015
Transaction
 Date
7/25/07
Cost
"$645,000"
Offering Purchase
0.28%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co. Inc.
Wachovia Securities

Fund
Multi-Sector Income Fund (HY)
Security
Universal Hospital Services Floating Rate Notes due 2015
Transaction
 Date
7/25/07
Cost
"$460,000"
Offering Purchase
0.20%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co. Inc.
Wachovia Securities

Fund
Multi-Sector Income Fund (HY)
Security
Community Health Systems Sr Floating Notes due 2015
Transaction
 Date
7/25/07
Cost
"$4,330,000"
Offering Purchase
0.13%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co. Inc.
Wachovia Securities

Fund
Managed Income Fund
Security
HCA Inc.  9.125%   11/15/14
Transaction
 Date
11/10/06
Cost
"$1,625,000"
Offering Purchase
0.03%
Broker
Citigroup
Underwriting
Syndicate
Members
Banc of America
JP Morgan
Merrill Lynch & Co.
Wachovia Securities

Fund
Managed Income Fund
Security
Regency Energy Partners LP
Transaction
 Date
12/11/2006
Cost
"$1,300,000"
Offering Purchase
0.20%
Broker
UBS Investment Bank
Underwriting
Syndicate
Members
Lehman Brothers
Wachovia Securities
Citigroup
JP Morgan

Fund
Managed Income Fund
Security
Universal Hospital Services 8 1/2 15 Sr. Secured PIK Toggle Notes
Transaction
 Date
5/22/07
Cost
"$64,500,000"
Offering Purchase
0.28%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co.
Wachovia Securities

Fund
Managed Income Fund
Security
Universal Hospital Sr. Secured Floating Rate Notes due 2015
Transaction
 Date
5/22/07
Cost
"$46,000,000"
Offering Purchase
0.20%
Broker
Merrill Lynch & Co.
Underwriting
Syndicate
Members
Bear Stearns & Co.
Wachovia Securities

Fund
Managed Income Fund
Security
CMS Energy Corporation 6.55% Senior Notes due 2017
Transaction
 Date
6/19/07
Cost
"$185,000,000"
Offering Purchase
0.74%
Broker
Deutsche Bank Secs
Underwriting
Syndicate
Members
Barclays Capital
Citigroup
JP Morgan
Wachovia Securities

Fund
Managed Income Fund
Security
"CHS/Community Health Systems, Sr Floating Rate Notes due 2015"
Transaction
 Date
6/27/07
Cost
"$433,000,000"
Offering Purchase
0.12%
Broker
Credit Suisse
Underwriting
Syndicate
Members
Wachovia Securities
JP Morgan
Merrill Lynch & Co
Citigroup